Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2019
Net Income (Loss) Per Share
Net Income (Loss) Per Share

15.    Net Income (Loss) Per Share

Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Restricted share units are not considered outstanding in the computation of basic earnings (loss) per share . Diluted earnings (loss) per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period. The computation of diluted earnings (loss) per share does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in earnings per share amounts or a decrease in loss per share amounts) on net income (loss) per share. For the years ended December 31, 2017, 2018 and 2019, the interest expenses and amortized issuance costs of $1.5 million, $1.4 million and nil, respectively, as well as the number of “if converted” shares related to convertible debt were recognized as dilutive factors and included in the calculation of diluted net income (loss) per share, as the 2018 Convertible Senior Notes (Note 21) was due and repaid in December 2018. For the years ended December 31, 2017, 2018, stock options and unvested restricted share units that were anti-dilutive and excluded from the calculation of diluted net income per share were immaterial on a weighted average basis. For the year ended December 31, 2019, stock options and unvested restricted share units to purchase 2.4 million ordinary shares on a weighted average basis were not included in the diluted net loss per share where their inclusion would be anti-dilutive.

In calculating the Company’s consolidated basic and diluted EPS, the numerator include SINA’s share of income (loss) from Weibo based on Weibo’s basic and diluted EPS, respectively, multiplied by the number of Weibo shares held by SINA. In 2017, 2018 and 2019, the effect on consolidated net income per share of dilutive shares from Weibo was $3.6 million, $3.3 million and $1.0 million, respectively. The Company also believes that it is not necessary to make any allocation to the preferred shareholders when applying the two class method of calculating EPS in accordance with ASC 260, because the preferred shares are not participant securities (Note 18).

The following table sets forth the computation of basic and diluted net income per share for the periods indicated:

	Year Ended December 31,
	2017	2018	2019
	(In thousands, except per share amounts)
Basic net income (loss) per share calculation:
Numerator:
Net income (loss) attributable to SINA’s ordinary shareholders	$156,569	$125,562	$(70,542)
Denominator:
Weighted average ordinary shares outstanding	71,284	70,296	69,640
Basic net income (loss) per share	$2.20	$1.79	$(1.01)
Diluted net income (loss) per share calculation:
Numerator:
Net income (loss) attributable to SINA’s ordinary shareholders	$156,569	$125,562	$(70,542)
Less: Effect on consolidated net income per share of dilutive shares of the Company’s equity interests	3,915	3,699	956
Add: Effect on interest expenses and amortized issuance cost of convertible debt	1,531	1,403	—
Net income (loss) attributable for calculating diluted net income per share	154,185	123,266	(71,498)
Denominator:
Weighted average ordinary shares outstanding	71,284	70,296	69,640
Weighted average ordinary shares equivalents:
Effects of dilutive securities
Stock options	94	87	—
Unvested restricted share units	1,172	683	—
Convertible debt	1,381	1,309	—
Shares used in computing diluted net income (loss) per share attributable to SINA	73,931	72,375	69,640
Diluted net income (loss) per share	$2.09	$1.70	$(1.03)